SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 21, 2010
Ford Credit Floorplan Master Owner Trust A

(Issuer of the notes)
Ford Motor Credit Company LLC

(Exact name of Sponsor as specified in its charter)
Ford Credit Floorplan Corporation   Ford Credit Floorplan LLC

(Exact names of registrants as specified in their respective charters)

Delaware	Delaware

(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

333-148505	38-2973806	333-148505-01	38-3372243

(Commission File	(I.R.S. Employer	(Commission File	(I.R.S. Employer
Number)	Identification No.)	Number)	Identification No.)

c/o Ford Motor Company		c/o Ford Motor Company
c/o Ford Credit SPE Management Office		c/o Ford Credit SPE Management Office
World Headquarters — Suite 801-C1		World Headquarters — Suite 801-C1
One America Road		One America Road
Dearborn, Michigan	48126	Dearborn, Michigan	48126

(Address of Principal Executive Offices)	(Zip Code)	(Address of Principal Executive Offices)	(Zip Code)

(313) 594-3495	(313) 594-3495

(Registrant’s telephone number including area code)	(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-4.1
EX-4.2
EX-4.3
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-99.6
EX-99.7

Item 8.01 Other Events
     This Current Report on Form 8-K is being filed to incorporate by reference into the Co-Registrants’ Registration Statement on Form S-3 (Commission File Nos. 333-148505 and 333-148505-01) revised forms of the transaction documents required to be attached as Exhibits to the Registration Statement that reflect certain amendments to these documents that were adopted on December 21, 2010. These amendments were not substantive, but rather merely revised and updated the transaction documents in order to conform the terms and provisions of the documents to the terminology required by Regulation AB and make the documents simpler and easier to read and understand. No material changes were made to the structure of the Issuer, the allocation or priority of payments, the rights or obligations of the Noteholders or the security for the Notes. The amendments to each of the transaction documents described above were completed in accordance with the provisions of each such transaction document, including the satisfaction of the Rating Agency Condition in connection therewith.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

1.1	—	Form of Underwriting Agreement for the Notes.

4.1	—	Indenture between Ford Credit Floorplan Master Owner Trust A (the “Trust”) and The Bank of New York Mellon (the “Indenture Trustee”).

4.2	—	Form of Indenture Supplement (including forms of Notes).

4.3	—	Trust Agreement among Ford Credit Floorplan Corporation, Ford Credit Floorplan LLC (together, the “Depositors”) and U.S. Bank Trust National Association.

99.1	—	Sale and Servicing Agreement among Ford Credit Floorplan Corporation, Ford Motor Credit Company LLC (“Ford Credit” or the “Servicer”) and the Trust.

99.2	—	Sale and Servicing Agreement among Ford Credit Floorplan LLC, the Servicer and the Trust.

99.3	—	Receivables Purchase Agreement between Ford Credit Floorplan Corporation and Ford Credit.

99.4	—	Receivables Purchase Agreement between Ford Credit Floorplan LLC and Ford Credit.

99.5	—	Administration Agreement among the Trust, Ford Credit, as the Administrator, and the Indenture Trustee.

99.6	—	Account Control Agreement between the Trust and The Bank of New York Mellon.

99.7	—	Form of Series Account Control Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrants have duly caused this Report to be signed on their respective behalfs by the undersigned hereunto duly authorized.

FORD CREDIT FLOORPLAN CORPORATION
By:	/s/ Susan J. Thomas
	Name:	Susan J. Thomas
	Title:	Secretary

FORD CREDIT FLOORPLAN LLC
By:	/s/ Susan J. Thomas
	Name:	Susan J. Thomas
	Title:	Secretary

Dated: February 14, 2011

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EXHIBIT INDEX

1.1	—	Form of Underwriting Agreement for the Notes.

4.1	—	Indenture between Ford Credit Floorplan Master Owner Trust A (the “Trust”) and The Bank of New York Mellon (the “Indenture Trustee”).

4.2	—	Form of Indenture Supplement (including forms of Notes).

4.3	—	Trust Agreement among Ford Credit Floorplan Corporation, Ford Credit Floorplan LLC (together, the “Depositors”) and U.S. Bank Trust National Association.

99.1	—	Sale and Servicing Agreement among Ford Credit Floorplan Corporation, Ford Motor Credit Company LLC (“Ford Credit” or the “Servicer”) and the Trust.

99.2	—	Sale and Servicing Agreement among Ford Credit Floorplan LLC, the Servicer and the Trust.

99.3	—	Receivables Purchase Agreement between Ford Credit Floorplan Corporation and Ford Credit.

99.4	—	Receivables Purchase Agreement between Ford Credit Floorplan LLC and Ford Credit.

99.5	—	Administration Agreement among the Trust, Ford Credit, as the Administrator, and the Indenture Trustee.

99.6	—	Account Control Agreement between the Trust and The Bank of New York Mellon.

99.7	—	Form of Series Account Control Agreement.

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